Rule 497(e)

File Nos. 33-73832 and 811-8268

Supplement Dated August 2, 2006, to Prospectus Dated April 28, 2006 (the “Prospectus”)

FOR ALL SHAREHOLDERS OF ALL FIRSTHAND FUNDS

Effective August 7, 2006, the “Call us” and “Write to us” sections within the “Doing Business with Firsthand” section on page 34 are replaced with:

Call us:	1.888.884.2675
Select from the following three options:
•	Option 1: Account Services
•	Option 2: Fund Information and Literature
•	Option 3: Automated Account Information

Account services representatives are available to answer your questions Monday through Friday, 5:00 A.M. to 5:00 P.M. Pacific Time. Fund information representatives are available to answer your questions and process Fund literature requests Monday through Friday, 8:00 A.M. to 5:00 P.M. Pacific Time.

Write to us:	Shareholder Services
Firsthand Funds
P.O. Box 183120
Columbus, OH 43218-3120

Effective August 7, 2006, the paragraphs on exchanges in the “Exchanging and Selling Shares” section on pages 37-38 are replaced with:

EXCHANGES  You may exchange all or a portion of your shares from one Firsthand Fund to another Firsthand Fund or for shares of the HSBC Investor Money Market Fund at the current NAV. You may exchange shares by mail, by telephone, or online. Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments, apply to exchanges, since an exchange is a redemption from one Fund and a purchase into another. In particular, exchanges will be treated as a sale of shares and any gain on such transactions may be subject to federal income tax.

EXCHANGE TO THE HSBC INVESTOR MONEY MARKET FUND  You may also exchange your shares for shares of the HSBC Investor Money Market Fund, which is a portfolio of the HSBC Investor Funds, if such shares are offered in your state of residence. HSBC Investor Funds is an open-end management investment company with multiple portfolios advised by HSBC investments (USA) In.c., 452 Fifth Avenue, New York, New York, 10018, and is not affiliated with Firsthand Funds or ALPS Distributors, Inc. Prior to making such an exchange, you should obtain and carefully read the prospectus for the

HSBC Investor Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or ALPS Distributors, Inc. of an investment in the HSBC Investor Money Market Fund.

The HSBC Investor Money Market Fund’s investment objective is to provide a high level of current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

INVESTMENTS IN THE HSBC FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE HSBC INVESTOR MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

EXCHANGE FROM THE HSBC INVESTOR MONEY MARKET FUND  To exchange your shares of the HSBC Investor Money Market Fund for shares of a Firsthand Fund, you must first obtain a copy of the Fund’s prospectus and open an account with us. To request a Firsthand Fund’s prospectus and account application, please call us or visit our website.

Effective August 7, 2006, the first paragraph in the Section titled “Shareholder Services” on pages 41 of the Prospectus is hereby replaced in its entirety with the following:

Firsthand Funds’ Transfer Agent, BISYS Fund Services Ohio, Inc., provides account and shareholder services for Firsthand Funds’ shareholders. The Transfer Agent processes purchases, redemptions, and exchanges; it also maintains shareholders’ accounts.

Effective August 7, 2006, the telephone number referenced in the Sections titled “Telephone Transactions” on page 42 and “Mailings to Shareholders” on page 43 is changed to:

1.888.884.2675, option 1

Effective August 7, 2006, the address of the Funds and the name and address of the Transfer Agent on the back cover of the prospectus are changed to:

Firsthand Funds

P.O. Box 183120

Columbus, Ohio 43218-3120

1.888.884.2675

www.firsthandfunds.com

Transfer Agent

BISYS Fund Services Ohio, Inc.

P.O. Box 183120

Columbus, Ohio 43218-3120

1.888.884.2675

Rule 497(e)

File Nos. 33-73832 and 811-8268

Supplement Dated August 2, 2006, to Statement of Additional Information dated April 28, 2006 (the “SAI”)

For All Shareholders of All Firsthand Funds

Effective August 7, 2006, the Section titled “BISYS FUND SERVICES OHIO, INC.” on page 39 of the SAI is hereby replaced in its entirety with the following:

BISYS Fund Services Ohio, Inc. (“BISYS”) provides sub-administrative and fund accounting services to each Fund. For the performance of these services, the Investment Adviser (not the Funds) pays BISYS a fee based on percentage of the Trust’s average daily net assets, subject to an annual minimum amount.  BISYS also performs transfer agent services for each Fund.  For the performance of these transfer agent services, the Investment Adviser (not the Funds) pays BISYS per-account fees for each shareholder account and certain other related fees.

Also effective August 7, 2006, the Section titled “STATE STREET BANK AND TRUST COMPANY” on page 39 of the SAI is hereby deleted in its entirety.